SCHEDULE 14A INFORMATION

         Proxy Statement Pursuant to Section 14(a) of the Securities
                   Exchange Act of 1934 (Amendment No.     )

Filed by the registrant /x/
Filed by a party other than the registrant / /
Check the appropriate box:
/ /  Preliminary proxy statement
/ /  Definitive proxy statement
/x/  Definitive additional materials
/ /  Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12


                   PREMIER STATE MUNICIPAL BOND FUND
              ----------------------------------------------
              (Name of Registrant as Specified in Its Charter)



                  PREMIER STATE MUNICIPAL BOND FUND
                --------------------------------------------
                 (Name of Person(s) Filing Proxy Statement)

Payment of filing fee (Check the appropriate box):
/ /  $125 per Exchange Act Rule 0-11(c)(1)(ii), 14a-6(i)(1), or 14a-6(j)(2).
/ / $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3).
/ /  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.
     (1) Title of each class of securities to which transaction applies:


     (2) Aggregate number of securities to which transactions applies:


     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:*


     (4) Proposed maximum aggregate value of transaction:

     / / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
     (1) Amount previously paid:

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     (2) Form, schedule or registration statement no.:

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     (3) Filing party:

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     (4) Date filed:

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     * Set forth the amount on which the filing fee is calculated and state how it was determined.


Notes:

January 2, 1996

Securities and Exchange Commission
450 Fith Street, N.W.
Washington, D.C. 20549

Attention: 1934 Act Filings

Re: Premier State Municipal Bond Fund

Gentlemen:

Pursuant to Rule 14a-6 under the Securities and Exchange Act of 1934, as amended, transmitted herewith for filing is a copy of a supplement to proxy materials previously filed with the Commission on behalf of the above-referenced Fund. The filing fee of $125 was forwarded prior to filing the preliminary proxy materials.

It is estimated that the supplement will be mailed to stockholders of record on January 2, 1996.